UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 19, 2010 (March 17, 2010)
ANTS SOFTWARE INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-16299	13-3054685

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

71 Stevenson St., Suite 400, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 931-0500
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On March 17, 2010, at 1:00 p.m. pacific time ANTs software inc. (the “Company”) held its annual general stockholders meeting (the “Meeting”). At the meeting Frank Ruotolo, John R. Gaulding and Robert Jett were elected as class 3 directors to serve until the annual meeting following the close of the 2011 fiscal year and until their successors are elected and qualified; the selection of Weiser, LLP as the Company’s independent accountants for the year ending December 31, 2009 was ratified; and, the Company’s 2010 Stock Plan and the reservation of 10,000,000 shares of the Company’s Common Stock for issuance thereunder was approved.
     Also at the Meeting, the Company disclosed the following information:
     This presentation is neither an offer to sell, nor solicitation of offers to purchase, securities. This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements concerning financial projections, financing activities, product development activities and sales and licensing activities. Such forward-looking statements are not guarantees of future results or performance, are sometimes identified by words of condition such as “should,” “could,” “expects,” “may,” or “intends,” and are subject to a number of risks and uncertainties, known and unknown, that could cause actual results to differ materially from those intended or anticipated. Such risks include, without limitation: potential delays in planned sales of ACS, problems securing the necessary financing to continue operations should revenues not be sufficient to offset expenses, problems encountered in commercializing the ANTs technology, potential of undetected infringing technology or non-infringing competitive technologies, difficulties experienced in product development, roadblocks experienced in sales and marketing activities, longer than expected sales processes, difficulties in recruiting knowledgeable and experienced personnel, possible problems in migrating applications using the ANTs Compatibility Server (ACS), and potential problems in protecting the Company’s intellectual property. Further information concerning these and other risks is included in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and the Company’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. The Company undertakes no obligation to update or revise such forward-looking statements to reflect events or circumstances occurring after the date of this presentation.
•	The Company’s 2010 strategic goals include developing a plan to become cash flow positive and achieve listing on a national securities exchange.

•	Other upcoming major milestones include: ACS product General Availability, Announcement of an OEM vendor, ACS revenues via Global OEM agreement, Development of next ACS product, and Inventa increased revenue/profitability.

•	In mid-2010 ANTs is anticipating an ACS announcement and rollout.

•	Following the anticipated mid-2010 ACS announcement and rollout, ANTs expects to start giving guidance.

•	ANTs encourages review of its blog, to be found at http://antsblog.typepad.com
     Pursuant to General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K under the section entitled “Item 7.01 Regulation FD Disclosure” is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability provisions of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the

Exchange Act, except as shall be expressly set forth by specific reference in such a filing. References to the Company’s website do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTs software inc.
Date: March 19, 2010	By:	/s/ Dave Buckel
Dave Buckel, Chief Financial Officer